Shareholders' equity	12 Months Ended
Dec. 31, 2011
Other comprehensive loss and accumulated other comprehensive loss and Shareholders' equity [Abstract]
Shareholders' equity

25    Shareholders’ equity

Authorized and issued share capital

The Company’s Articles of Incorporation authorize for issuance an unlimited number of Common Shares and an unlimited number of First Preferred Shares and Second Preferred Shares. At December 31, 2011, no Preferred Shares had been issued.

An analysis of Common Share balances is as follows:

(number of shares in millions)	2011	2010	2009
Share capital, January 1	169.2	168.5	153.8
Shares issued	–	–	13.9
Shares issued under stock option plans	0.8	0.7	0.8

Share capital, December 31	170.0	169.2	168.5

On February 3, 2009, CP filed a final prospectus offering for sale to the public, primarily in Canada and the U.S., of up to 13,900,000 CP common shares at a price of $36.75 Canadian per share. The offering closed on February 11, 2009, at which time CP issued 13,900,000 common shares, including 1,300,000 common shares issued under the provisions of an over-allotment option available to the underwriters of the common share offering, for gross proceeds of approximately $511 million (proceeds net of fees and issue costs and including deferred taxes are $495 million).

The change in the “Share capital” balances includes $1 million (2010 – $2 million; 2009 – $1 million) related to the cancellation of the TSARs liability on exercise of tandem stock options, and $11 million (2010 – $8 million; 2009 – $8 million) of stock-based compensation transferred from “Additional paid-in capital”.